UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-25658                     84-1357927
(State or Other Jurisdiction  (Commission File No.)     (I.R.S. Employer of
  of Incorporation)                            Incorporation Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

  Not Applicable (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure.

On January 14, 2004, Digital Broadband Networks, Inc. provided an update on its projected revenues and earnings for 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic".

Item 7.  Exhibits

      99.1      Press Release dated January 14, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DIGITAL BROADBAND NETWORKS, INC.
                                                  (Registrant)


                                      /s/ Patrick Soon-Hock Lim
Date: January 14, 2004           By: ----------------------------
                                      Patrick Soon-Hock Lim
                                      Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated January 14, 2004